UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2005

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview, Suite 1000, Englewood, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Check the appropriated box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A of CSG Systems International, Inc. (“CSG”) amends and supplements the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (“SEC”) on March 10, 2005 under Items 1.01, 5.02 and 9.01.

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2005, CSG’s Board of Directors made certain changes to CSG’s executive management team and Board of Directors, and to the related employment agreements with certain of these individuals, as outlined in the Current Report on Form 8-K filed on March 10, 2005.

As part of these changes, effective March 7, 2005, John “Hank” Bonde, CSG’s then current Chief Operating Officer and President of CSG, was removed from these positions and was then elected as Executive Vice President of CSG and appointed to the position of President of the Global Software Services Division of CSG. At the time the Current Report on Form 8-K filed March 10, 2005 was filed with the SEC, the terms of the amended employment agreement between CSG and Mr. Bonde were being negotiated.

On April 11, 2005, CSG and Mr. Bonde entered into the First Amendment to Employment Agreement with John Bonde, dated April 11, 2005 (the “First Amendment”). Besides the change in employment duties, a brief description of the material changes from the previous version of Mr. Bonde’s employment agreement is as follows:

•	Effective April 1, 2005, Mr. Bonde’s base salary will be adjusted to $450,000 per year. Mr. Bonde shall have the opportunity to earn an incentive bonus of not less than seventy-five percent of his base salary if the agreed upon objectives for the particular calendar year are fully achieved.

•	The number of Mr. Bonde’s future restricted stock grants of CSG common stock were adjusted. Previously, Mr. Bonde was expected to receive restricted stock grants of 75,000 shares and 50,000 shares on July 1, 2005 and December 31, 2005, respectively. Instead, under the First Amendment, Mr. Bonde will be granted 25,000 restricted shares of CSG common stock with a zero exercise price on July 1, 2005. Mr. Bonde must be employed by CSG at the date of grant in order to receive these restricted stock awards. The restricted stock awards will vest (contingent upon Mr. Bonde’s continued employment with CSG) ratably over four years from the date of the grant, and will vest immediately upon a change of control.

•	Effective April 1, 2005, certain events that shall be deemed to be a “change of control” were modified.

A copy of the First Amendment to Employment Agreement with John Bonde, dated April 11, 2005, is attached hereto as Exhibit 10.45A and hereby incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The text set forth in Item 1.01 regarding the changes to executive management and the amendments to the employment agreements is incorporated into this section by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.45A	First Amendment to Employment Agreement with John Bonde, dated April 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese
Randy Wiese,
Principal Accounting Officer

CSG Systems International, Inc.

Form 8-K/A

Exhibit Index

10.45A	First Amendment to Employment Agreement with John Bonde, dated April 11, 2005